EXHIBIT 10.1

EXECUTION COPY

WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENT

WAIVER AND AMENDMENT NO. 4, dated as of July 2, 2012 (this “Amendment”), by and between AMC Entertainment Inc., a Delaware corporation (the “Borrower”) and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 26, 2006 (as amended, restated, modified or otherwise supplemented, the “Credit Agreement”) by and among the Borrower, the Administrative Agent and each Lender and Issuer from time to time party thereto;

WHEREAS, pursuant to the terms of the Agreement and Plan of Merger, dated as of May 21, 2012 (the “Wanda Merger Agreement”), by and among AMC Entertainment Holdings, Inc., a Delaware corporation (“Holdings”), and Dalian Wanda Group Co., Ltd., a Chinese private conglomerate (“Wanda”), Wanda has agreed to acquire Holdings (the “Wanda Acquisition”);

WHEREAS, the Borrower, is a wholly-owned subsidiary of Holdings;

WHEREAS, the Wanda Acquisition will result in a Change of Control under the Credit Agreement (the “Specified Default”);

WHEREAS, the Borrower has requested, and the Requisite Lenders and the Administrative Agent have agreed, to waive the Specified Default and make certain other modifications to the Credit Agreement, in each case, subject to the limitations and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.           Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Waiver.  Effective as of the Amendment Effective Date (as defined below), the Requisite Lenders hereby waive the Specified Default that will occur upon the Wanda Merger Effective Date (as defined below); provided, that the waiver set forth in this Section 2 shall not excuse or otherwise waive any failure by any Loan Party to comply with any other terms of any Loan Document.

3.           Amendments.  Except as provided in the final paragraph of Section 4 below, effective as of the Wanda Merger Effective Date and subject to the terms and conditions set forth herein, the Credit Agreement shall be amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended by inserting the following defined terms in the correct alphabetical order:

“Stub Fiscal Year” has the meaning given to such term in Section 1.3(e).

“Wanda” means Dalian Wanda Group Co., Ltd., a Chinese private conglomerate.

“Wanda Acquisition” means the acquisition of Holdings by Wanda pursuant to the Wanda Merger Agreement.

“Wanda Group” means Wanda and any Affiliate of Wanda.

“Wanda Merger Agreement” means the Agreement and Plan of Merger, dated as of May 21, 2012 by and between Holdings and Wanda.

“Wanda Merger Effective Date” means the Closing Date (as defined in the Wanda Merger Agreement).

(b)           Section 1.1 of the Credit Agreement is amended by deleting the definitions of “Permitted Sponsor” and “New Voting Agreement” in their entirety.

(c)           The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is amended by inserting the following as a new clause (iii) and re-numbering the existing clause (iii) as clause (iv):

(iii)           with respect to Term B-3 Loans, commencing on the Wanda Merger Effective Date, (A) for Base Rate Loans, 2.75% per annum and (B) for Eurodollar Rate Loans, 3.75% per annum;

(d)           The definition of “Base Rate” in Section 1.1 of the Credit Agreement is amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, commencing on the Wanda Merger Effective Date, in the case of the Term B-2 Loans, in no event shall the Base Rate be less than 2.00% per annum.

(e)           The definition of “Change of Control” in Section 1.1 of the Credit Agreement is amended by deleting the phrase “(other than any “Change of Control” (or any comparable term) resulting from the New Voting Agreement)” from clause (b) thereof.

(f)           The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is amended by amending and restating clause (x) of the definition in its entirety to read as follows:

(x) management, monitoring, consulting and advisory fees, related expenses, any other fees and expenses (or any accruals relating to such fees and related expenses) and any one-time termination fees in respect of a Change of Control or Qualifying IPO and related indemnities and reasonable out of pocket expenses, in each case, as permitted under this Agreement to be paid to the Permitted Holders (as defined in this Agreement as in effect immediately prior to the Wanda Merger Effective Date)

(g)           The definition of “Continuing Directors” in Section 1.1 of the Credit Agreement is amended by amending and restating the definition in its entirety to read as follows:

“Continuing Directors” shall mean the directors of Holdings on the Wanda Merger Effective Date, as elected or appointed after giving effect to the Wanda Acquisition, and each other director, if, in each case, such other director’s nomination for election to the board of directors of Holdings is recommended by a majority of the then Continuing Directors or such other director receives the vote of Wanda in his or her election by the stockholders of Holdings.

(h)           The definition of “Eurodollar Base Rate” in Section 1.1 of the Credit Agreement is amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, commencing on the Wanda Merger Effective Date, in the case of the Term B-2 Loans, in no event shall the Eurodollar Base Rate be less than 1.00% per annum.

(i)           The definition of “Holdings” in Section 1.1 of the Credit Agreement is amended by amending and restating the definition in its entirety to read as follows:

“Holdings” means AMC Entertainment Holdings, Inc., a Delaware corporation, or any successor thereto.

(j)           The definition of “Permitted Holder” in Section 1.1 of the Credit Agreement is amended by amending and restating the definition in its entirety to read as follows:

“Permitted Holder” means any member of the Wanda Group.

(k)           Section 1.3 of the Credit Agreement is amended by inserting the following as a new clause (e):

(e)           Notwithstanding anything in this Agreement to the contrary, following the Wanda Merger Effective Date, the Company and its Subsidiaries may make a one-time election (the “Election”) to change its current Fiscal Year so that it ends on December 31, 2012 (the Fiscal Year that, as a result of the Election, will effectively be reduced to nine months, the “Stub Fiscal Year”).  If the Election is made, the following provisions shall automatically take effect under this Agreement:

(i)           the definition of “Fiscal Year” shall be amended and restated in its entirety to read as follows:

“Fiscal Year” means the Stub Fiscal Year and each subsequent twelve month period ending on December 31.

(ii)           solely for the Stub Fiscal Year, the baskets tied to a Fiscal Year in the definition of “Property Loss Event” and Section 8.4(i) shall each be reduced to 75% of their stated amounts.

(iii)           solely during the Stub Fiscal Year, the quarterly reports described in Section 6.1(a) of this Agreement shall be delivered for only the first two Fiscal Quarters of the Stub Fiscal Year, it being understood that in the Stub Fiscal Year the annual reports described in Section 6.1(b) of this Agreement shall be delivered after the third Fiscal Quarter, and in each case, within the respective time periods set forth therein.

(l)           Section 8.8(d) of the Credit Agreement is amended by amending and restating the section in its entirety to read as follows:

(d)           [reserved];

(m)           Section 8.8(l) of the Credit Agreement is amended by amending and restating the section in its entirety to read as follows:

(l)           [reserved].

(n)           Section 8.13(b) of the Credit Agreement is amended by adding the phrase “subject to Section 1.3(e)”, at the beginning thereof.

(o)           Section 9.5(a) of the Credit Agreement is amended by replacing the phrase “any Permitted Sponsor” with “Wanda”.

4.           Conditions to Effectiveness of this Amendment.  Subject to the final paragraph of this Section 4, this Amendment shall become effective as of the date the following conditions precedent have been satisfied (the “Amendment Effective Date”):

(a)           the Administrative Agent shall have received: (i) this Amendment, duly executed and delivered by the Borrower and the Administrative Agent, (ii) the Affirmation of Guarantors, in the form attached hereto as Annex A, duly executed and delivered by each of the Guarantors and (iii) Lender Consents, in the form attached hereto as Annex B (the “Lender Consents”), duly executed by Lenders constituting the Requisite Lenders;

(b)           the Administrative Agent shall have received all fees and accrued expenses of the Administrative Agent required to be paid by the Borrower;

(c)           each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

(d)           no Default or Event of Default shall have occurred and be continuing on the date hereof; and

(e)           the Borrower shall have paid to the Administrative Agent (i) for the account of each Lender party hereto, the consent fee referred to in Section 6 hereof and (ii) in accordance with Section 11.3 of the Credit Agreement, all outstanding costs and expenses of the Administrative Agent, including the reasonable fees and out-of-pocket expenses of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent, incurred prior to or otherwise in connection with this Amendment and each other Loan Document.

Notwithstanding anything in this Amendment to the contrary, the amendments described in Section 3 (other than the amendment in Section 3(i)) shall not be effective until the Wanda Merger Effective Date shall have occurred, if at all, in accordance with the terms of the Wanda Merger Agreement; provided, that if the Wanda Merger Effective Date does not occur or the Wanda Merger Agreement is terminated, such amendments (other than the amendment in Section 3(i)) shall be disregarded and of no further force and effect.

5.           Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

(a)           The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and (iii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)           Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c)           No Default or Event of Default has occurred and is continuing as of the date hereof.

6.             Fees.  As consideration for a Lender consenting to this Amendment (each a “Consenting Lender”), the Borrower agrees to pay to the Administrative Agent on the Amendment Effective Date, for the account of each Consenting Lender for whom the Administrative Agent shall have received (by facsimile, .pdf or otherwise) an executed Lender Consent by 5:00 p.m. (New York City time) on June 26, 2012 or such later time as the Borrower and the Administrative Agent may agree, a consent fee equal to 0.25% of the sum of the (x) Revolving Credit Commitment of such Consenting Lender and (y) aggregate outstanding principal amount of Term Loans held by such Consenting Lender, in each case, as in effect on the Amendment Effective Date.

7.             Continuing Effect.  Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and the Borrower and the other Loan Parties shall continue to be bound by all of such terms and provisions.  This Amendment is limited as specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the other Loan Documents for any other date or purpose.

8.             Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent.

9.             Choice of Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

10.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile, .pdf or e-mail shall be effective as a manual delivery of an executed counterpart of this Amendment.

11.           Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12.           Severability.  In case any provision in this Amendment shall be held to invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.           Loan Document.  This Amendment is a Loan Document.

14.           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

AMC ENTERTAINMENT INC.

By:	/s/ Craig R. Ramsey
Name:	Craig R. Ramsey
Title:	Executive Vice President & Chief Financial Officer

[SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 4]

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Matthew S. Burke
Name:	Matthew S. Burke
Title:	Vice President

[SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 4]

ANNEX A

AFFIRMATION OF GUARANTORS

Each Guarantor hereby consents to Waiver and Amendment No. 4 to the Credit Agreement (the “Amendment”), dated as of June 27, 2012, to which this Affirmation of Guarantors is attached and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment) to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

Consented to and agreed as of
the date of the Amendment:

AMC CARD PROCESSING SERVICES, INC.
AMC ENTERTAINMENT INTERNATIONAL, INC.
AMC ITD, INC.
AMC LICENSE SERVICES, INC.
AMERICAN MULTI-CINEMA, INC.
CLUB CINEMA OF MAZZA. INC.
LCE ACQUISITIONSUB, INC.
LCE MEXICAN HOLDINGS, INC.
LOEWS CITYWALK THEATRE CORPORATION
AMC SHOWPLACE THEATRES, INC., as Guarantors

By:
Name:
Title:

ANNEX B

LENDER CONSENT

Reference is made to the Credit Agreement, dated as of January 26, 2006 (as amended, restated, modified or otherwise supplemented, the “Credit Agreement”), among AMC Entertainment Inc., a Delaware corporation (the “Borrower”), Citicorp North America, Inc., as Administrative Agent (in such capacity, the “Administrative Agent”) and each Lender and Issuer from time to time party thereto.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

The Borrower has requested that the Lenders consent to the waiver and amendments to the Credit Agreement on the terms and subject to the conditions described in Waiver and Amendment No. 4 to the Credit Agreement (the “Amendment”) to which this Lender Consent is attached.

Pursuant to Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, the undersigned Lender hereby consents to the Amendment and authorizes the Administrative Agent to execute the Amendment on its behalf.

Consented to and agreed as of
the date of the Amendment:

[NAME OF LENDER]

By:
Name:
Title: